File Number 2-32773
                                              Filed Pursuant to Rule 497(e) of
                                                    the Securities Act of 1933


                               Pioneer Value Fund

             Supplement dated March 13, 2013 to Summary Prospectus, Prospectus and Statement of Additional Information Dated February 1, 2013

Proposed Changes to Management Fee and Investment Objective

The Board of Trustees of Pioneer Value Fund has approved an Amended and Restated Management Agreement (the "Amended Management Agreement") with Pioneer Investment Management, Inc. ("Pioneer"), the fund's investment adviser, and a modified investment objective, subject in each case to approval of the fund's shareholders. Shareholders will be asked to approve the Amended Management Agreement and the modified investment objective at a shareholder meeting expected to be held on May 7, 2013.

If shareholders approve the Amended Management Agreement, the fund's performance-adjusted management fee will be replaced by a new fee that is not adjusted based on the fund's performance. Under the Amended Management Agreement, the fund would pay a management fee of 0.50% of the fund's average daily net assets. Except for the change in the management fee, the terms of the Amended Management Agreement will be the same as the Management Agreement currently in effect. The Amended Management Agreement would become effective for the combined fund resulting from the reorganization described below, at the time of the reorganization.

At the shareholder meeting, shareholders also will be asked to approve changing the fund's investment objective from reasonable income and capital growth to long-term capital growth. The modified investment objective would become effective for the combined fund resulting from the reorganization described below, at the time of the reorganization.

Proxy materials describing these matters are expected to be mailed later in the first quarter of 2013.

Reorganization

The Board of Trustees of Pioneer Value Fund has approved the reorganization of the fund with Pioneer Research Fund (the "Reorganization"). Each fund is managed by Pioneer. The combined fund resulting from the Reorganization also will be managed by Pioneer.

The Reorganization does not require shareholder approval. If shareholders approve the Amended Management Agreement and the modified investment objective as described above, the Reorganization is expected to occur on or about May 17, 2013, but may occur on such later date as the parties may agree (the "Closing Date").

Following is a description of certain aspects of the Reorganization:

      o Pioneer Research Fund will reorganize with Pioneer Value Fund, resulting in the combined fund. The combined fund will be named "Pioneer Core Equity Fund."

      o Pioneer Research Fund's investment team will manage the combined fund.

      o The investment objective of the combined fund will be same as the investment objective of Pioneer Research Fund (to seek long-term capital growth).

      o The combined fund will have the same investment strategies and investment policies as Pioneer Research Fund. Like Pioneer Value Fund, which invests the major portion of its assets in equity securities, the combined fund normally will invest at least 80% of its net assets in equity securities, primarily of U.S. issuers.

      o The combined fund will pay a management fee at an annual rate equal to 0.50% of the fund's average daily net assets.

      o It is currently anticipated that the historical performance of Pioneer Research Fund will become the combined fund's historical performance.

      o The combined fund will compare its performance to the Standard & Poor's 500 Index. Pioneer Value Fund currently compares its performance to the Russell 1000 Value Index.

      o The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

      o Each fund will bear 25% of the expenses incurred in connection with the Reorganization. Pioneer will bear the remaining 50% of the reorganization costs.


The following information is intended to provide information to help you understand the impact of the Reorganization. For complete information, you should refer to each fund's summary prospectus, prospectus and statement of additional information, which are available free upon request at www.pioneerinvestments.com or by calling 1-800-225-6292. Updated performance information for each fund also is available at www.pioneerinvestments.com.

Investment Adviser and Other Service Providers

Pioneer serves as the investment adviser and administrator of Pioneer Value Fund and Pioneer Research Fund and will serve as the investment adviser and administrator of the combined fund. Pioneer Funds Distributor, Inc., an affiliate of Pioneer, serves as the principal underwriter of Pioneer Value Fund and Pioneer Research Fund and will serve as the principal underwriter of the combined fund.

Portfolio Managers

Day-to-day management of the combined fund's portfolio will be the responsibility of a team of equity analysts that coordinate the fundamental research on companies provided by Pioneer's research teams, which include members from Pioneer's affiliate, Pioneer Investment Management Limited. This is the same team of equity analysts that is responsible for the day-to-day management of Pioneer Research Fund. Paul Cloonan, senior vice president of Pioneer and co-head of equity research -- U.S. (portfolio manager of Pioneer Research Fund since 2005), joined Pioneer in 1997. Bradley Galko, vice president and analyst at Pioneer (portfolio manager of Pioneer Research Fund since 2005), joined Pioneer in 2001. John Peckham, senior vice president of Pioneer and co-head of equity research --U.S. (portfolio manager of Pioneer Research Fund since 2012), joined Pioneer in 2001. James Moynihan, vice president and analyst at Pioneer (portfolio manager of Pioneer Research Fund since September 2010), joined Pioneer in 2007.

Day-to-day management of Pioneer Value Fund's portfolio currently is the responsibility of Edward T. Shadek, Jr. (portfolio manager of the fund since January 2012) and John Peckham (portfolio manager of the fund since 2010).

Management Fees

The combined fund will pay Pioneer a management fee at an annual rate equal to 0.50% of the fund's average daily net assets. The fee will be accrued daily and paid monthly.

Pioneer Value Fund currently pays Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund which varies based on:

      o The fund's assets. Pioneer earns an annual basic fee equal to 0.60% of the fund's average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.550% on the excess over $10 billion.

      o The fund's performance. The investment performance of the fund is compared to the Russell 1000 Value Index. The basic fee can increase or decrease by a maximum of 0.10%, depending on the performance of the fund's Class A shares relative to the index. The performance comparison is made for a rolling 36-month period.


For the fiscal year ended September 30, 2012, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.49% of the fund's average daily net assets.

Fund Assets

It is anticipated that the combined fund will have assets of approximately $1.36 billion. As of December 31, 2012, Pioneer Value Fund had assets of approximately $1.3 billion.

Comparison of Fees and Expenses

The following tables compare the annual fund operating expenses of Pioneer Value Fund and the combined fund. The expenses shown below are based on the actual expenses of Pioneer Value Fund for the twelve-month period ended September 30, 2012 (unaudited), and the estimated expenses of the combined fund on a pro forma basis assuming the Reorganization occurred on September 30, 2012. Future expenses for all share classes may be greater or less.

                                                    Pioneer      Combined       Pioneer      Combined
                                                     Value         Fund          Value         Fund
                                                     Fund       (Pro Forma       Fund       (Pro Forma
                                                  (12 months    12 months     (12 months    12 months
                                                    ended         ended         ended         ended
                                                 September 30, September 30, September 30, September 30,
                                                     2012)         2012)         2012)         2012)
--------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)          Class A      Class A        Class B       Class B
Maximum sales charge (load) when you buy
     shares as a percentage of offering price        5.75%        5.75%          None          None
Maximum deferred sales charge (load) as a
     percentage of offering price or the amount
     you receive when you sell shares, whichever
     is less                                         None          None             4%            4%
Redemption fee as a percentage of amount
     redeemed, if applicable                         None          None          None          None
Annual Fund operating expenses (deducted
     from fund assets) as a % of average daily
     net assets
Management Fee                                       0.49%(1)     0.50%(2)       0.49%(1)      0.50%(2)
Distribution and Service (12b-1) Fee                 0.25%        0.25%          1.00%         1.00%
Other Expenses                                       0.25%        0.25%          1.16%         0.97%
Total Annual Fund Operating Expenses(3)              0.99%        1.00%          2.65%         2.47%
--------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations(3)          0.00%        0.00%          0.00%        -0.32%
Net Expenses(3)                                      0.99%        1.00%          2.65%         2.15%
--------------------------------------------------------------------------------------------------------


                                                    Pioneer      Combined       Pioneer      Combined
                                                     Value         Fund          Value         Fund
                                                     Fund       (Pro Forma       Fund       (Pro Forma
                                                  (12 months    12 months     (12 months    12 months
                                                    ended         ended         ended         ended
                                                 September 30, September 30, September 30, September 30,
                                                     2012)         2012)         2012)         2012)
--------------------------------------------------------------------------------------------------------
Shareholder transaction fees
     (paid directly from your investment)          Class C      Class C        Class Y       Class Y
Maximum sales charge (load) when you buy
     shares as a percentage of offering price        None         None           None          None
Maximum deferred sales charge (load) as a
     percentage of offering price or the amount
     you receive when you sell shares, whichever
     is less                                         1.00%        1.00%          None          None
Redemption fee as a percentage of amount
     redeemed, if applicable                         None         None           None          None
Annual Fund operating expenses (deducted
     from fund assets) as a % of average daily
     net assets
Management Fee                                       0.49%(1)     0.50%(2)       0.49%(1)      0.50%(2)
Distribution and Service (12b-1) Fee                 1.00%        1.00%          None          None
Other Expenses                                       0.61%        0.51%          0.12%         0.09%
Total Annual Fund Operating Expenses                 2.10%        2.01%          0.61%         0.59%
--------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations(3)          0.00%        0.00%          0.00%         0.00%
Net Expenses(3)                                      2.10%        2.01%          0.61%         0.59%
--------------------------------------------------------------------------------------------------------

(1) Pioneer Value Fund pays a management fee that is adjusted upward or downward based on its performance relative to an index. Pioneer Value Fund's annual basic fee, before any performance adjustment, is equal to 0.60% of average daily net assets up to $5 billion, 0.575% on the next $5 billion and 0.550% on the excess over $10 billion. The management fee in the table above has been adjusted based on Pioneer Value Fund's performance as of September 30, 2012.

(2) At a meeting to be held on May 7, 2013, shareholders of Pioneer Value Fund will be asked to approve the Amended Management Agreement. If approved, the Amended Management Agreement will go into effect at the time of the consummation of the Reorganization. Pursuant to the Amended Management Agreement, the fund's performance-adjusted management fee would be replaced by a "flat" fee equal to 0.50% of the Combined Fund's average daily net assets.

(3) Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce the combined fund's expenses to 2.15% of the average daily net assets attributable to Class B shares. This expense limitation is in effect through May 1, 2014.


Examples: The examples are intended to help you compare the cost of investing in each of Pioneer Value Fund and the combined fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of September 30, 2012. The examples are for comparison purposes only and are not a representation of any fund's actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years                                     Pioneer   Combined Fund
you own your shares                                Value Fund  (Pro Forma)
---------------------------------------------------------------------------
Class A -- assuming redemption at end of period
     Year 1                                            $670          $671
     Year 3                                            $872          $875
     Year 5                                          $1,091        $1,096
     Year 10                                         $1,718        $1,729
Class A -- assuming no redemption
     Year 1                                            $670          $671
     Year 3                                            $872          $875
     Year 5                                          $1,091        $1,096
     Year 10                                         $1,718        $1,729
Class B -- assuming redemption at end of period
     Year 1                                            $668          $618
     Year 3                                          $1,123        $1,039
     Year 5                                          $1,505        $1,387
     Year 10                                         $2,578        $2,416
Class B -- assuming no redemption
     Year 1                                            $268          $218
     Year 3                                            $823          $739
     Year 5                                          $1,405        $1,287
     Year 10                                         $2,578        $2,416
Class C -- assuming redemption at end of period
     Year 1                                            $313          $304
     Year 3                                            $658          $630
     Year 5                                          $1,129        $1,083
     Year 10                                         $2,431        $2,338
Class C -- assuming no redemption at end of period
     Year 1                                           $ 213          $204
     Year 3                                           $ 658          $630
     Year 5                                          $1,129        $1,083
     Year 10                                         $2,431        $2,338
Class Y
     Year 1                                             $62           $60
     Year 3                                            $195          $189
     Year 5                                            $340          $329
     Year 10                                           $762          $738

Investment Objectives and Principal Strategies

The table below provides a summary comparison of Pioneer Value Fund's current investment objectives and principal investment strategies to those of the combined fund following the consummation of the Reorganization. The combined fund will have substantially the same investment risks as those currently described in Pioneer Value Fund's prospectus.

-----------------------------------------------------------------------------------------------------------------------------
                                      Pioneer Value Fund                                 Combined Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Objective Reasonable income and capital growth.                Long-term capital growth.*
                     The fund's investment objective is fundamental and   The fund's investment objective is fundamental and
                     may not be changed without shareholder approval.     may not be changed without shareholder approval.
-----------------------------------------------------------------------------------------------------------------------------
                     *Contingent upon approval by shareholders of Pioneer Value Fund of the modified investment objective.
-----------------------------------------------------------------------------------------------------------------------------
Principal            The fund seeks to invest in a broad group of         Normally, the fund invests at least 80% of its net
Investment           carefully selected, reasonably priced securities     assets (plus the amount of borrowings, if any, from
Strategies           rather than in securities whose prices reflect a     investment purposes) in equity securities, primarily
                     premium resulting from their current market          of U.S. issuers.
                     popularity. The fund invests the major portion of
                     its assets in equity securities.                     For purposes of the fund's investment policies,
                                                                          equity securities include common stocks,
                     For purposes of the fund's investment policies,      convertible debt and other equity instruments, such
                     equity securities include common stocks,             as exchange-traded funds (ETFs) that invest
                     convertible debt and other equity instruments, such  primarily in equity securities, equity interests in real
                     as exchange-traded funds (ETFs) that invest          estate investment trusts (REITs), preferred stocks,
                     primarily in equity securities, depositary receipts, depositary receipts, rights and warrants.
                     warrants, rights, equity interests in real estate
                     investment trusts (REITs) and preferred stocks.      The fund may invest up to 10% of its total assets
                                                                          in equity and debt securities of non-U.S. issuers,
                     The fund primarily invests in securities of U.S.     including up to 5% of its total assets in the
                     issuers. The fund may invest up to 25% of its total  securities of emerging markets issuers.
                     assets in equity and debt securities of non-U.S.
                     issuers. The fund will not invest more than 5% of    The fund may invest in debt securities of U.S. and
                     its total assets in securities of emerging markets   non-U.S. issuers. Generally, the fund acquires
                     issuers.                                             investment grade debt securities, but the fund may
                                                                          invest up to 5% of its net assets in below
                     The fund may invest up to 20% of its net assets      investment grade debt securities (known as "junk
                     in REITs.                                            bonds"), including below investment grade
                                                                          convertible debt securities. The fund invests in
                     The fund may invest in debt securities of U.S. and   debt securities when Pioneer believes they are
                     non-U.S. issuers. The fund may invest up to 5% of    consistent with the fund's investment objective of
                     its net assets in below investment grade debt        long-term capital growth or for greater liquidity.
                     securities (known as "junk bonds"), including
                     below investment grade convertible debt securities.  The fund may, but is not required to, use
                     The fund invests in debt securities when the adviser derivatives. The fund may use derivatives for a
                     believes they are consistent with the fund's         variety of purposes, including as a hedge against
                     investment objective, To diversify the fund's        adverse changes in the market price of securities,
                     portfolio or for greater liquidity.                  interest rates or currency exchange rates; as a
                                                                          substitute for purchasing or selling securities; and
                     The fund may, but is not required to, use            to increase the fund's return as a non-hedging
                     derivatives. The fund may use derivatives for a      strategy that may be considered speculative. The
                     variety of purposes, including as a hedge against    fund may choose not to make use of derivatives for
                     adverse changes in the market price of securities,   a variety of reasons, and any use may be limited by
                     interest rates or currency exchange rates; as a      applicable law and regulations. The fund may also
                     substitute for purchasing or selling securities;     hold cash or other short-term investments.
                     and to increase the fund's return as a non-hedging
                     strategy that may be considered speculative. The
                     fund may choose not to make use of derivatives for
                     a variety of reasons, and any use may be limited by
                     applicable law and regulations. The fund may also
                     hold cash or other short-term investments.

-----------------------------------------------------------------------------------------------------------------------------------
                                      Pioneer Value Fund                                 Combined Fund
-----------------------------------------------------------------------------------------------------------------------------------
                     Pioneer uses a value approach to select the fund's      Pioneer uses a valuation-conscious approach to
                     investments to buy and sell. Using this investment      select the fund's investments based upon the
                     style, Pioneer seeks securities selling at reasonable   recommendations of Pioneer's research team.
                     prices or at substantial discounts to their             Pioneer's research team supports the portfolio
                     underlying values and then holds these securities       management teams that manage various Pioneer
                     until the market values reflect their intrinsic values. equity funds and provides rankings for a universe
                     Pioneer evaluates a security's potential value,         of large and mid cap issuers that are publicly traded
                     including the attractiveness of its market valuation,   in the U.S. and abroad. The fund seeks to benefit
                     based on the company's assets and prospects for         from this research effort by selecting securities that
                     earnings and revenue growth. In making that             are highly ranked by the research team and selling
                     assessment, Pioneer employs fundamental                 at reasonable prices or substantial discounts to
                     research and an evaluation of the issuer based on       their underlying values. From the universe of highly
                     its financial statements and operations, employing      ranked securities, the research team constructs a
                     a bottom-up analytic style. In selecting securities,    portfolio that is reflective of overall sector
                     Pioneer also considers a security's potential to        weightings in the fund's benchmark index. A
                     provide a reasonable amount of income. Pioneer          security will not be included in the portfolio simply
                     relies on the knowledge, experience and judgment        because it is highly ranked by the research team. A
                     of its staff and the staff of its affiliates who have   security may be sold if its ranking by the research
                     access to a wide variety of research. Pioneer           team is reduced or the security price reaches a
                     focuses on the quality and price of individual          reasonable valuation.
                     issuers, not on economic sector or market-timing
                     strategies. Factors Pioneer looks for in selecting      Pioneer's research team evaluates a security's
                     investments include:                                    potential value based on the company's assets and
                                                                             prospects for earning growth. In making that
                       o Above average potential for earnings and            assessment, it employs due diligence and
                       revenue growth                                        fundamental research, and an evaluation of the
                                                                             issuer based on its financial statements and
                       o Favorable expected returns relative to              operations. The research team focuses on the
                       perceived risks                                       quality and price of individual issuers, not on
                                                                             economic sector or market-timing strategies. The
                       o Management with demonstrated ability and            fund's portfolio includes securities from a broad
                       commitment to the company                             range of market sectors that have received
                                                                             favorable rankings from the research team. Factors
                       o Low market valuations relative to earnings          for selecting investments include:
                       forecast, book value, cash flow and sales
                                                                               o Favorable expected returns relative to
                       o Turnaround potential for companies that have          perceived risk
                       been through difficult periods
                                                                               o Above average potential for earnings and
                       o Good prospects for dividend growth                    revenue growth

                       o Pioneer generally sells a portfolio security          o Low market valuations relative to earnings
                       when it believes that the security's market value       forecast, book value, cash flow and sales
                       reflects its underlying value
                                                                               o A sustainable competitive advantage, such as
                                                                               a brand name, customer base, proprietary
                                                                               technology or economies of scale




Comparison of the Funds' Past Performance

It is currently anticipated that, upon consummation of the Reorganization, the historical performance of Pioneer Research Fund will become the combined fund's historical performance. This means that Pioneer Value Fund's historical performance, including its accounting and financial history, will no longer exist as of the close of business on the date that the Reorganization is consummated. What is the impact of this change?

      o Pioneer Value Fund's inception date is September 30, 1969, and Pioneer Research Fund's inception date is November 18, 1999. The combined fund will adopt the November 18, 1999 inception date of Pioneer Research Fund.

      o The combined fund will compare its performance to the Standard & Poor's 500 Index. Pioneer Value Fund currently compares its performance to the Russell 1000 Value Index.

The bar charts and tables below indicate the risks and volatility of an investment in each of Pioneer Value Fund and Pioneer Research Fund by showing how the funds have performed in the past. The bar charts show changes in the performance of each fund's Class A shares from calendar year to calendar year. The tables show average annual total returns for each class of shares of a fund over time and compare these returns to a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292. A fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar charts do not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

   PIONEER RESEARCH FUND'S ANNUAL RETURNS -- CLASS A SHARES (%)
                           (YEARS ENDED DECEMBER 31)


                      2003            24.62
                      2004            11.38
                      2005            7.20
                      2006            15.11
                      2007            6.98
                      2008            -35.22
                      2009            29.11
                      2010            15.58
                      2011            0.97
                      2012            14.51


During the period shown in the bar chart, Pioneer Research Fund's highest quarterly return was 16.10% for the quarter ended 9/30/2009, and the lowest quarterly return was -20.00%for the quarter ended 12/31/2008.

           PIONEER VALUE FUND'S ANNUAL RETURNS -- CLASS A SHARES (%)
                           (YEARS ENDED DECEMBER 31)

                      2003            28.54
                      2004            12.26
                      2005            5.66
                      2006            15.53
                      2007            0.04
                      2008            -41.30
                      2009            21.29
                      2010            10.00
                      2011            -4.41
                      2012            12.19


During the period shown in the bar chart, Pioneer Value Fund's highest quarterly return was 15.93% for the quarter ended 6/30/2003, and the lowest quarterly return was -22.00% for the quarter ended 12/31/2008.

                                            AVERAGE ANNUAL TOTAL RETURNS (%)
                                          (FOR PERIODS ENDED DECEMBER 31, 2012)
-----------------------------------------------------------------------------------------------------------
                                                                                        Since   Inception
Pioneer Research Fund                                     1 Year 5 Years     10 Years Inception    Date
-----------------------------------------------------------------------------------------------------------
   Class A                                                                                       11/18/99
      Return Before Taxes                                   7.90   1.04         6.79      1.93
      Return After Taxes on Distributions                   7.64   0.85         6.38      1.63
      Return After Taxes on Distributions and
         Sale of Fund Shares                                5.14   0.81         5.90      1.60
-----------------------------------------------------------------------------------------------------------
   Class B                                                  9.42   1.32         6.48      1.51   11/18/99
-----------------------------------------------------------------------------------------------------------
   Class C(1)                                              13.37   1.34         6.51      1.57   11/19/99
-----------------------------------------------------------------------------------------------------------
   Class Y                                                 14.81   2.55          N/A      6.75   8/11/04
-----------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index (reflects no
   deduction for fees, expenses or taxes)                  16.00   1.66         7.10      1.89   11/18/99
-----------------------------------------------------------------------------------------------------------

                                                                                        Since   Inception
Pioneer Value Fund                                        1 Year 5 Years     10 Years Inception    Date
-----------------------------------------------------------------------------------------------------------
   Class A                                                                                       9/30/69
      Return Before Taxes                                   5.78  -4.57         3.38     10.13
      Return After Taxes on Distributions                   5.17  -4.98         2.38      7.58
      Return After Taxes on Distributions and
         Sale of Fund Shares                                3.74  -4.02         2.84      7.70
-----------------------------------------------------------------------------------------------------------
   Class B                                                  6.39  -4.85         2.66      2.34    7/1/96
-----------------------------------------------------------------------------------------------------------
   Class C(1)                                              10.96  -4.50         2.86      2.46    7/1/96
-----------------------------------------------------------------------------------------------------------
   Class Y                                                 12.66  -3.02          N/A      2.18   8/11/04
-----------------------------------------------------------------------------------------------------------
Russell 1000 Value Index (reflects no
   deduction for fees, expenses or taxes)                  17.51   0.59         7.38     11.96  12/31/78(2)
-----------------------------------------------------------------------------------------------------------

(1) The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

(2)   Index return information is not available for prior periods.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class B, Class C and Class Y shares will vary.

                                                                   26440-00-0213